UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) September 1, 2005
InPlay Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-15069	88-0308867
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

234 South Extension Road
Mesa, Arizona (Address of principal executive offices)	85210 (Zip Code)
Registrant’s telephone number, including area code (480) 586-3300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5

Item 2.01. Completion of Acquisition or Disposition of Assets.
     The Company hereby incorporates by reference the information set forth in Items 1.01, 2.01 and 3.02 of the Company’s Current Report on Form 8-K dated September 1, 2005, and filed with the Commission on September 8, 2005 related to the Company’s acquisition of FinePoint Innovations, Inc.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired.
99.1	FinePoint Innovations, Inc. financial statements (audited) for the year ended December 31, 2004.

99.2	FinePoint Innovations, Inc. interim financial statements (unaudited) for the six-month periods ended June 30, 2004 and 2005.
     (b) Pro Forma Financial Information.
The following unaudited pro forma financial data of InPlay Technologies, Inc. (“InPlay”) and FinePoint Innovations, Inc. (“FinePoint”) and explanatory notes give effect to InPlay’s acquisition of FinePoint. The unaudited pro forma financial data should be read in conjunction with FinePoint’s historical financial statements and notes thereto appearing elsewhere in this Form 8-K/A.
The unaudited pro forma financial data have been prepared utilizing the historical financial statements of InPlay and the historical financial statements of FinePoint. The unaudited pro forma financial data are based on the estimates and assumptions set forth in the notes to the unaudited pro forma financial data.
The unaudited pro forma condensed consolidated balance sheet represents the historical financial position of InPlay as of June 30, 2005 as if the acquisition had occurred on January 1, 2005.
The unaudited pro forma condensed consolidated statements of operations represent the historical results of operations of InPlay for the year ended December 31, 2004 and the six months ended June 30, 2005, adjusted to reflect the acquisition of FinePoint as if had occurred at the beginning of the periods presented.

The unaudited pro forma data are presented for illustrative purposes only and are not necessarily indicative of the operating results that would have existed if the acquisition had been consummated at the beginning of the periods presented, nor are they necessarily indicative of future operating results of InPlay.

99.3	Proforma condensed consolidated Statement of Operations (unaudited) for the year ended December 31, 2004.

99.4	Proforma condensed consolidated Balance Sheet (unaudited) as of June 30, 2005.

99.5	Proforma condensed consolidated Statement of Operations (unaudited) for the six month period ended June 30, 2005
(c)	Exhibits.

Exhibit
Number	Description

23	Consent of Deloitte & Touche, LLP.

99.1	FinePoint Innovations, Inc. financial statements (audited) for the year ended December 31, 2004.

99.2	FinePoint Innovations, Inc. interim financial statements (unaudited) for the six-month periods ended June 30, 2004 and 2005.

99.3	Proforma condensed consolidated Statement of Operations (unaudited) for the year ended December 31, 2004

99.4	Proforma condensed consolidated Balance Sheet (unaudited) as of June 30, 2005.

99.5	Proforma condensed consolidated Statement of Operations (unaudited) for the six month period ended June 30, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPLAY TECHNOLOGIES, INC.
Date: February 10, 2006	By:	/s/ Robert J. Brilon
Robert J. Brilon
President, Chief Executive Officer, Chief Financial Officer, Secretary, and Treasurer
(Principal Executive, Financial, and Accounting Officer)

EXHIBIT INDEX

Exhibit
Number	Description

23	Consent of Deloitte & Touche, LLP.

99.1	FinePoint Innovations, Inc. financial statements (audited) for the year ended December 31, 2004.

99.2	FinePoint Innovations, Inc. interim financial statements (unaudited) for the six-month periods ended June 30, 2004 and 2005.

99.3	Proforma condensed consolidated Statement of Operations (unaudited) for the year ended December 31, 2004.

99.4	Proforma condensed consolidated Balance Sheet (unaudited) as of June 30, 2005.

99.5	Proforma condensed consolidated Statement of Operations (unaudited) for the six month period ended June 30, 2005.